Right of use assets and liabilities	12 Months Ended
Dec. 31, 2019
Leases 1 [Abstract]
Operating Leases

Time and Bareboat Chartered-In Vessels

The following table depicts our time or bareboat chartered-in vessel commitments during the year ended December 31, 2019:

	Name	Year built	Vessel class	Charter type	Delivery (1)	Charter Expiration	Rate ($/ day)
	Active as of December 31, 2019
1	Silent	2007	Handymax	Bareboat	March-19	March-20	6,300	(2)
2	Single	2007	Handymax	Bareboat	March-19	March-20	6,300	(2)
3	Star I	2007	Handymax	Bareboat	March-19	March-20	6,300	(2)
4	Steel	2008	Handymax	Bareboat	March-19	March-21	6,300	(3)
5	Sky	2008	Handymax	Bareboat	March-19	March-21	6,300	(3)
6	Stone I	2008	Handymax	Bareboat	March-19	March-21	6,300	(3)
7	Style	2008	Handymax	Bareboat	March-19	March-21	6,300	(3)
8	STI Beryl	2013	MR	Bareboat	April-17	April-25	8,800	(4)
9	STI Le Rocher	2013	MR	Bareboat	April-17	April-25	8,800	(4)
10	STI Larvotto	2013	MR	Bareboat	April-17	April-25	8,800	(4)
	Time or bareboat charters that expired in 2019
1	Miss Benedetta	2012	MR	Time Charter	March-18	January-19	14,000

(1)	Represents delivery date or estimated delivery date.
(2)	In March 2019, we entered into a new bareboat charter-in agreement on a previously bareboat chartered-in vessel. The term of the agreement is for one year at a bareboat rate of $6,300 per day.
(3)	In March 2019, we entered into a new bareboat charter-in agreement on a previously bareboat chartered-in vessel. The term of the agreement is for two years at a bareboat rate of $6,300 per day.
(4)
In April 2017, we sold and leased back this vessel, on a bareboat basis, for a period of up to eight years for $8,800 per day. The sales price was $29.0 million, and we have the option to purchase this vessel beginning at the end of the fifth year of the agreement through the end of the eighth year of the agreement, at market-based prices. Additionally, a deposit of $4.35 million was retained by the buyer and will either be applied to the purchase price of the vessel if a purchase option is exercised, or refunded to us at the expiration of the agreement.

On January 1, 2019, we adopted IFRS 16 - Leases, which amended the existing accounting standards to require lessees to recognize the rights and obligations created by the commitment to lease assets on the balance sheet, on the basis of the present value of the lease payments that are not paid at the transition date (or commencement date going forward), discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, an incremental borrowing rate, unless the term of the lease is 12 months or less.  Upon transition, a lessee shall apply IFRS 16 to its leases either retrospectively to each prior reporting period presented (the ‘full retrospective approach’) or retrospectively with the cumulative effect of initially applying IFRS 16 recognized at the date of initial application (the ‘modified retrospective approach’).
We applied the modified retrospective approach upon transition. Accordingly, the standard did not impact the accounting for the existing time chartered-in vessels which expired in the first quarter of 2019. It did result in the recognition of right-of-use assets and corresponding liabilities, relating to the three bareboat chartered-in vessel commitments (STI Beryl, STI Le Rocher and STI Larvotto) which are scheduled to expire in April 2025. A weighted average incremental borrowing rate of approximately 6.0% was applied at the date of initial application. The impact of the application of this standard on the opening balance sheet as of January 1, 2019 was the recognition of a $48.5 million right of use asset, a $50.7 million lease liability ("IFRS 16 - Leases - 3 MRs") and a $2.2 million reduction in retained earnings - a basic loss per share of $(0.06) and a diluted loss per share of $(0.06). Concurrently, drydock costs for these vessels of $2.6 million recorded as Other non-current assets at December 31, 2018 were reclassified to right of use assets.
The IFRS 16 - Leases - 3 MRs obligations are secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions as well as subjective acceleration clauses under which the lessor could cancel the lease in the event of a material adverse change in the Company’s business.

The following table bridges operating lease commitments at December 31, 2018 to IFRS 16 lease liabilities at January 1, 2019

In thousands of U.S. dollars
Operating leases commitments disclosed at December 31, 2018	$65,439
Discounting effect relating to the lease liability recorded upon transition to IFRS 16	(10,120)
Less: leases with terms of less than 12 months at the date of transition to IFRS 16, which were recognized as charterhire expense during the twelve months ended December 31, 2019	(4,605)
IFRS 16 - lease liabilities recognized at January 1, 2019 (1)	$50,714

(1)
At December 31, 2018, $0.3 million of principal payments related to the three bareboat chartered-in vessel commitments were included in Accrued Expenses. Therefore, the combined lease liability relating to these leases was $51.0 million as of January 1, 2019.

In March 2019, we entered into new bareboat charter-in agreements on seven previously bareboat chartered-in vessels. Three of these vessels (Silent, Single and Star I) are bareboat chartered-in for one year and the remaining four vessels (Steel, Sky, Stone I and Style) are bareboat chartered-in for two years. The daily bareboat rate under all seven agreements is $6,300 per day. At the commencement date of the leases, we determined our one and two year incremental borrowing rates to be 5.81% and 5.73%, respectively. The Company recognized a $24.2 million right of use asset and a corresponding $24.2 million lease liability ("IFRS 16 - Leases - 7 Handymax") at the commencement date of these leases.
The IFRS 16 - Leases - 7 Handymax obligations are secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions.
Trafigura Transaction
On September 26, 2019, the Company acquired subsidiaries of Trafigura, which have leasehold interests in 19 product tankers under bareboat charter agreements (“Agreements”) with subsidiaries of an international financial institution for aggregate consideration of $803 million.  Of the 19 vessels, 15 (consisting of 11 MRs and four LR2s) were delivered on September 26, 2019 and four MRs were under construction (three of which were delivered in the first quarter of 2020). The consideration exchanged consisted of:

•
For the delivered vessels on September 26, 2019, the assumption of the obligations under the Agreements of $531.5 million and the issuance of 3,981,619 shares of common stock at $29.00 per share to a nominee of Trafigura with an aggregate market value of $115.5 million.

•
For the four vessels under construction on September 26, 2019, the assumption of the commitments on the Agreements of $138.9 million and the issuance 591,254 shares of common stock at $29.00 per share to a nominee of Trafigura with an aggregate market value of $17.1 million. Three vessels under construction were delivered in the first quarter of 2020, and the remaining vessel is expected to be delivered in September 2020.

On the date of the Trafigura Transaction, certain terms of the Agreements were modified (“Modified Agreements” and, collectively, "$670.0 Million Lease Financing"). Under IFRS 16- Leases the Modified Agreements did not meet the criteria to qualify as separate leases and were measured accordingly as lease modifications. The Modified Agreements each have a term of eight years from the latter of the date of the Trafigura Transaction or the delivery date of the respective vessel, and the Company has purchase options beginning after the first year of each agreement, limited to eight vessels until after the third anniversary date. The Modified Agreements bear interest at LIBOR plus a margin of 3.50% per annum and will be repaid in equal monthly installments of approximately $0.2 million per month per vessel. Additionally, an aggregate prepayment of $18 million ($0.8 million for each MR and $1.5 million for each LR2) will be made in equal monthly installments over the first 12 months of each Modified Agreement.
The following vessels are leased under the Modified Agreements: STI Magic, STI Majestic, STI Mystery, STI Marvel, STI Magnetic, STI Millennia, STI Master, STI Mythic, STI Marshall, STI Modest, STI Maverick, STI Lobelia, STI Lotus, STI Lily and STI Lavender. The Modified Agreements are secured by, among other things, assignments of earnings and insurances and stock pledges and account charges in respect of the subject vessels and contain customary events of default, including cross-default provisions as well as subjective acceleration clauses under which the lessor could cancel the lease in the event of a material adverse change in the Company’s business. The leased vessels are required to maintain a fair value, as determined by an annual appraisal from an approved third-party broker, of 111% of the outstanding principal balance as of the last banking day of the year. We were in compliance with this covenant as of December 31, 2019.
The Trafigura Transaction was accounted for as an asset acquisition in accordance with the early adoption of amendments to the definition of a business in IFRS 3 - Business Combinations effective for annual reporting periods beginning on or after January 1, 2020, and the obligations assumed under the leasehold interests were accounted for under IFRS 16, Leases. Accordingly, the Company recorded lease liabilities and corresponding right of use assets for the delivered vessels upon the closing date of the Trafigura Transaction. The right of use assets were measured based on (i) the present value of the minimum lease payments under each lease (which assumes the exercise of the purchase options at expiration) of $531.5 million, (ii) the value of the equity issued for each lease (as an initial direct cost) of $115.5 million, and (iii) other initial direct costs of $2.5 million.
The lease liabilities and corresponding right of use assets for the four undelivered vessels will be recorded upon the commencement date of each lease. The value of the Company's common shares issued for the leasehold interests on the four undelivered vessels and associated initial direct costs of $17.7 million were recorded within 'Other long-term assets' on the balance sheet at the closing date of the Trafigura Transaction and will be reclassified to 'Right of use assets' upon the commencement date of each lease. The estimated lease commitment at December 31, 2019 is $138.9 million relating to the undelivered vessels.
The following is the activity of the Right of use assets starting with the recognition of the assets on January 1, 2019 through December 31, 2019:

In thousands of U.S. Dollars	Vessels	Drydock (1)	Total
Cost
As of January 1, 2019	$48,466	$2,635	$51,101
Additions	657,391	16,327	673,718
As of December 31, 2019	705,857	18,962	724,819

Accumulated depreciation and impairment
As of January 1, 2019	—	—	—
Charge for the period	(25,374)	(1,542)	(26,916)
As of December 31, 2019	(25,374)	(1,542)	(26,916)

Net book value
As of December 31, 2019	$680,483	$17,420	$697,903

(1)
Drydock costs for Right of use vessels are depreciated over the shorter of the lease term or the period until the next scheduled drydock. On this basis, the drydock costs for these vessels is being depreciated separately. The costs related to the vessels at transition of $2.6 million were recorded as Other non-current assets as of December 31, 2018 and were reclassified to Right of use assets upon the adoption of IFRS 16 - Leases, on January 1, 2019. $16.3 million of notional drydock costs were allocated from the acquisition price of the vessels in the Trafigura Transaction.

The following table summarizes the payments made for the year ended December 31, 2019 relating to lease liabilities accounted for under IFRS 16 - Leases:

In thousands of U.S. dollars	As of December 31, 2019
Interest expense recognized in consolidated statements of income or loss	$11,354
Principal repayments recognized in consolidated cash flow statements	36,761
Net decrease in accrued interest expense	17
Net increase in prepaid interest expense	1,066
Total payments on lease liabilities under IFRS 16	$49,198

The undiscounted remaining future minimum lease payments under bareboat charter-in arrangements that are accounted as lease liabilities under IFRS 16 - Leases as of December 31, 2019 are $730.5 million. The obligations under these agreements will be repaid as follows:

As of
In thousands of U.S. dollars	December 31, 2019
Less than 1 year	$92,956
1 - 5 years	268,155
5+ years	369,374
Total	730,485
Discounting effect (1)	(160,511)
Lease liability	$569,974

(1)
Represents estimated interest payments using applicable implicit or imputed interest rates in each lease agreement. For leases with implicit rates which include a variable component tied to a benchmark, such as LIBOR, the payments were estimated by taking into consideration: (i) the margin on each lease and (ii) the forward interest rate curve calculated from interest swap rates, as published by a third party, as of December 31, 2019.

During the years ended December 31, 2019, 2018 and 2017, our charterhire expense for operating leases was $4.4 million, $59.6 million and $75.8 million, respectively. These lease payments include payments for the non-lease elements in our time chartered-in arrangement that expired in January 2019.
Vessels recorded as Right of use assets derive income from subleases through time charter-out and pool arrangements. For the year ended December 31, 2019, sublease income of $78.8 million is included in Vessel revenue.
Time Chartered-Out Vessels
In accordance with IFRS 16 - Leases, we are required to identify the lease and non-lease components of revenue and account for each component in accordance with the applicable accounting standard. In time charter-out or pool arrangements, we have determined that the lease component is the vessel and the non-lease component is the technical management services provided to operate the vessel. Each component is quantified on the basis of the relative stand-alone price of each lease component and on the aggregate stand-alone price of the non-lease components.
These components will be accounted for as follows:

•	All fixed lease revenue earned under these time charter-out arrangements is recognized on a straight-line basis over the term of the lease.

•	Lease revenue earned under our pool arrangements is recognized as it is earned, since it is 100% variable.

•
The non-lease component is accounted for as services revenue under IFRS 15. This revenue is recognized “over time” as the customer (i.e. the pool or the charterer) is simultaneously receiving and consuming the benefits of the service.

The following table summarizes the lease and non-lease components of revenue from time charter-out and pool revenue during the twelve months ended December 31, 2019 and 2018. These figures are not readily quantifiable as the Company's contracts (with the Scorpio pools or under time charter-out arrangements) do not separate these components. The Company does not view its pool and time charter-out revenue as two separate streams of revenue. Nevertheless, we have estimated these amounts by reference to (i) third party, published time charter rates for the lease component, and (ii) an approximation of the fair market value of vessel operating expenses for the non-lease component.

	For the year ended December 31,
In thousands of U.S. dollars	2019	2018
Lease component of revenue from time charter-out and pool revenue	$428,781	$296.151
Non-lease component of revenue from time charter-out and pool revenue	265,656	281.648
	$694,437	$577.799

The following table summarizes the terms of our time chartered-out vessels that were in place during the years ended December 31, 2019 and 2018.

	Name	Year built	Type	Delivery Date to the Charterer	Charter Expiration	Rate ($/ day)
1	STI Pimlico	2014	Handymax	February-16	March-19	$18,000
2	STI Poplar	2014	Handymax	January-16	February-19	$18,000
3	STI Notting Hill	2015	MR	November-15	October-18	$20,500
4	STI Westminster	2015	MR	December-15	October-18	$20,500
5	STI Rose	2015	LR2	February-16	February-19	$28,000

Payments received include payments for the non-lease elements in these time chartered-out arrangements.
The future minimum payments due to us under these non-cancellable leases are set forth below. These minimum payments are shown net of address commissions, which are deducted upon payment.

	As of December 31,
In thousands of U.S. dollars	2019	2018
Less than 1 year	$—	$2,581
1 - 5 years	—	—
5+ years	—	—
Total	$—	$2,581